SUPPLEMENT DATED DECEMBER 5, 2008
TO

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY II

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY ACCOLADE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the OpCap Equity Portfolio that was available under your Contract.

At a meeting of the Board of Trustees of Premier VIT held on November 11, 2008, the Board approved the closing and termination of the OpCap Equity Portfolio. Shareholders of the OpCap Equity Portfolio are encouraged to find a suitable replacement investment for any assets they have invested in the OpCap Equity Portfolio before the closing and termination of the Portfolio.

Effective immediately, transfers of Account Value out of the OpCap Equity Sub-Account to any other Sub-Account or Guarantee Period available under the Contract will not count against the contractual transfer limitations, provided that no subsequent transfers are made back into the OpCap Equity Sub-Account. As of the close of business on March 20, 2009, (the "Termination Date"), any Account Value remaining in the OpCap Equity Sub-Account will automatically be transferred to the Sun Capital Money Market Sub-Account.

After the Termination Date, any DCA, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the OpCap Equity Sub-Account will continue with the Sun Capital Money Market Sub-Account replacing the OpCap Equity Sub-Account.

After the Termination Date, asset allocation models, which currently invest in the OpCap Equity Sub-Account, will no longer have the same target allocations or investment profiles as they have now and, therefore will no longer be updated or automatically rebalanced.

Please retain this supplement with your prospectus for future reference.

Futurity II, Focus, Accolade 12/08